UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       ----------------------------------



        Date of Report (Date of earliest event reported): August 19, 2004


                                 AEARO COMPANY I

               (Exact name of Registrant as specified in charter)


        Delaware                    333-116676                 13-3840456
(State or other jurisdiction    (Commission file number)     (IRS employer
of incorporation)                                      identification no.)


           5457 West 79th Street, Indianapolis, Indiana 46268
           (Address of principal executive offices) (Zip Code)

                                 (317) 692-6666
           (Registrant's telephone number, including area code)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

     99.1 Press release dated August 19, 2004 of Aearo Company I announcing its results of operations for three and nine month period ending June 30, 2004.

Item 12 - Results of Operations and Financial Condition

     On August 19, 2004, Aearo Company I announced its results of operations for the quarter ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The information included in this Current Report on Form 8-K and the Exhibit attached hereto is furnished pursuant to Item 7 and Item 12 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: August 19, 2004                   AEARO CORPORATION

                                        By: /s/Jeffrey S. Kulka
                                           --------------------
                                         Jeffrey S. Kulka
                                         Senior Vice President, Chief Financial
                                         Officer, and Treasurer